UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FAMOUS DAVE’S OF AMERICA, INC.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2018 FAMOUS DAVE'S OF AMERICA, INC. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote t h e s e s h a r es . T h i s c o m m u n i c a t i o n p r e s e n t s on ly a n overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. FAMOUS DAVE'S OF AMERICA, INC. 12701 WHITEWATER DRIVE SUITE 190 MINNETONKA, MN 55343 proxy materials and voting instructions. 0000372136_1 R1.0.1.17 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 20, 2018 Date: May 15, 2018Time: 3:00 PM CDT Location: Gray Plant Mooty 500 IDS Center 80 South Eighth Street Minneapolis, MN 55402

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement and Annual Report How to View Online:   Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:   (located on the   If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow     (located on the following page) in the subject line.   Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Anand D. Gala 06 Bryan Wolff 02 Joseph M. Jacobs 07 Richard Welch 03 Peter O. Haeg 04 Richard A. Shapiro 05 Jeffery Crivello The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To ratify the appointment of Grant Thornton LLP, independent registered public accounting firm, as independent auditors of th e Company for Fiscal 2018. 3. To approve, on an advisory basis, the Company's executive compensation. 4. To approve an amendment to the Company's 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance from 700,000 shares to 1,000,000 shares. 0000372136_3 R1.0.1.17 Voting items

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